UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 15, 2017

NABRIVA THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37558	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25-28 North Wall Quay, IFSC, Dublin 1, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 816-6640

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Extraordinary General Meeting of Shareholders (the “2017 EGM”) of Nabriva Therapeutics plc (the “Company”) held on September 15, 2017, the Company’s shareholders approved the 2017 Share Incentive Plan (the “2017 Plan”), which had previously been adopted by the Company’s board of directors subject to shareholder approval.

A description of the material terms of the 2017 Plan is set forth under the heading “Proposal 3 — To Approve the Adoption of Our 2017 Share Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 8, 2017 (the “Proxy Statement”) and is incorporated herein by reference.  The description of the 2017 Plan is qualified in its entirety by reference to the complete text of the 2017 Plan, a copy of which is filed as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07           Submission of Matters to a Vote of Security Holders.

At the 2017 EGM, the Company’s shareholders voted on the following proposals:

(1)                                 The Company’s shareholders elected the following nominees to serve as directors until the 2018 Annual Meeting of Shareholders.

Name	For	Against	Abstain	Broker Non-Votes
Daniel Burgess	18,674,592	677,730	235	3,418,090
Axel Bolte	19,347,652	4,670	235	3,418,090
George H. Talbot, M.D.	19,349,952	2,370	235	3,418,090
Charles Rowland, Jr.	18,674,192	678,130	235	3,418,090
Stephen Webster	18,674,692	677,630	235	3,418,090
Mark Corrigan, M.D.	19,349,352	2,970	235	3,418,090
Carrie Bourdow	19,350,052	2,270	235	3,418,090
Colin Broom, M.D.	19,349,952	2,370	235	3,418,090

(2)                                 The Company’s shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year.

For	Against	Abstain
22,764,218	2,078	4,351

(3)           The Company’s shareholders approved the adoption of the Company’s 2017 Share Incentive Plan.

For	Against	Abstain	Broker Non-Votes
18,615,548	734,884	2,125	3,418,090

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	2017 Share Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 8, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABRIVA THERAPEUTICS PLC

Date: September 15, 2017	By:	/s/ Colin Broom
Colin Broom, M.D. Chief Executive Officer